                            FIRST OMAHA FUNDS, INC.
        COMPUTATION OF ONE YEAR HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
                            FORM N-1A PART C ITEM 16


U.S. GOVERNMENT OBLIGATIONS FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,057.00       10.07      104.965      4.965    50.00 12/30/96 12/31/96     0.50   10.07

         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,057.00
         T = 5.70%


SHORT/INTERMEDIATE FIXED INCOME FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,052.00       10.07      104.469      4.469    45.00 12/30/96 12/31/96     0.45   10.07

         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,052.00
         T = 5.20%


FIXED INCOME FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,047.00       10.07      103.972      3.972    40.00 12/30/96 12/31/96     0.40   10.07

         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,047.00
         T = 4.70%


EQUITY FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,042.00       10.07      103.476      3.476    35.00 12/30/96 12/31/96     0.35   10.07

         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,042.00
         T = 4.20%


SMALL CAP VALUE FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,057.00       10.07      104.965      4.965    50.00 12/30/96 12/31/96     0.50   10.07

         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,057.00
         T = 5.70%


BALANCED FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,067.00       10.07      105.958      5.958    60.00 12/30/96 12/31/96     0.60   10.07

         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,067.00
         T = 6.70%

GROWTH FUND
            Initial               Shares    Reinvested Dividend  Record                    Reinvest
          Investment     NAV    Outstanding   Shares    Amount    Date    Ex-Date   Rate    Price
          ----------     ---    -----------   ------    ------    ----    -------   ----    -----
 12/31/95  1,000.00       10.00      100.000
 12/31/96  1,067.00       10.07      105.958      5.958    60.00 12/30/96 12/31/96     0.60   10.07


         HYPOTHETICAL TOTAL RETURN CALCULATION
               n
         P(1+T)  = ERV
                   1
         1,000(1+T)  = 1,067.00
         T = 6.70%